UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2019

HELIX ENERGY SOLUTIONS GROUP INC
(Exact name of registrant as specified in its charter)

Minnesota		001-32936	95-3409686
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

3505 West Sam Houston Parkway North
Suite 400
Houston,	Texas	77043
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code 281-618-0400
NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HLX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 24, 2019, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release announcing its second quarter results of operations for the period ended June 30, 2019.  Attached hereto as Exhibit 99.1, and incorporated herein by reference, is the press release.

Item 7.01 Regulation FD Disclosure.

On July 24, 2019, Helix issued a press release announcing its second quarter results of operations for the period ended June 30, 2019.  In addition, on July 25, 2019, Helix is making a presentation (with slides) to analysts and investors regarding its financial and operating results.  Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference, are the press release and the slides for the Second Quarter 2019 Conference Call Presentation issued by Helix. The presentation materials are also available beginning on July 24, 2019 under For the Investor - Presentations in the Investors section of Helix’s website, www.HelixESG.com.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated July 24, 2019 reporting financial results for the second quarter of 2019.

99.2	Second Quarter 2019 Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 24, 2019

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Erik Staffeldt
Erik Staffeldt
Executive Vice President and Chief Financial Officer